The Glenmede Fund, Inc.

Small Cap Equity Portfolio (GTCSX)

(Advisor Shares)

Small Cap Equity Portfolio (GTSCX)

(Institutional Shares)

Supplement dated September 28, 2015

to the Prospectuses dated February 28, 2015

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Effective end-of-day September 30, 2015, the Small Cap Equity Portfolio (the “Portfolio”) will be closed except to certain existing shareholders of the Portfolio and certain other persons (who are generally subject to cumulative, maximum purchase amounts) as follows:

a.	Purchases of shares by discretionary fee-based advisory model programs for financial advisors who manage discretionary fee-based wrap accounts that systematically trade in and out of the Portfolio based on model portfolio allocations;

b.	Persons who already hold shares of the Portfolio directly or through accounts maintained by brokers by arrangement with The Glenmede Fund, Inc. (the “Fund”);

c.	Existing and future clients of registered investment advisers and planners whose clients already hold shares of the Portfolio on transaction fee and non-transaction fee platforms;

d.	Existing and future clients of consultants whose clients already hold shares of the Portfolio;

e.	Existing and future clients of Glenmede Investment Management LP and The Glenmede Trust Company, N.A.; and

f.	The Portfolio reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

The Fund, however, reserves the right to reopen the Portfolio to new investments from time to time at its discretion.

Please retain this Supplement for future reference.